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                                                                   EXHIBIT  31.1


           CERTIFICATION OF THE CHIEF EXECUTIVE AND FINANCIAL OFFICER

I, Jitendra N. Doshi, the Chief Executive Officer and Chief Financial Officer of Caraco Pharmaceutical Laboratories, Ltd. (the "registrant") certify that:

1.       I have reviewed this quarterly report on Form 10-QSB of the registrant;

2. Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report;

3. Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this quarterly report;

4. I am responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e) for the registrant and I have:

                  i. Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under my supervision, to ensure that material information relating to the registrant is made known to me by others, particularly during the period in which this quarterly report is being prepared;

                  ii.      [Intentionally omitted];

                  iii. Evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report my conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

                  iv. Disclosed in this report any change in the registrant's internal control over financial reporting that occurred during registrant's most recent fiscal quarter (registrant's fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, registrant's internal control over financial reporting; and

10. I have disclosed, based on my most recent evaluation of internal control over financial reporting, to the registrant's auditors and the audit committee of the board of directors (or persons fulfilling the equivalent functions):

                  i. All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize and report financial information; and

                  ii. Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.

November 5, 2003                           /s/  Jitendra N. Doshi
                                           ----------------------------------
                                           Jitendra N. Doshi
                                           Chief Executive Officer
                                           and Chief Financial Officer



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